SCHEDULE 14C INFORMATION
Proxy Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934.
Filed by the Registrant	[ x ]

Filed by Party other than the Registrant	[ ]

[ x ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

PALAL MINING CORPORATION
(Exact name of Registrant as specified in its charter.)

Commission File number 000-33193

Payment of Filing Fee (Check the appropriate box):

[ x ]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-1:
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid;
	2.	Form, Schedule or Registration Statement No.
	3.	Filing Party:
	4.	Date Filed:

PALAL MINING CORPORATION

SOLICITATION OF CONSENT OF SHAREHOLDERS STATEMENT

INTRODUCTION

These materials are furnished in connection with the solicitation by the Board of Directors of PALAL MINING CORPORATION, a Nevada corporation (the "Company"), of consents in writing for one amendment to the Company's Articles of Incorporation. Only Shareholders of record, as of the close of business on February 22, 2002, will be entitled to tender their written consents to the Company. This Solicitation of Consent of Shareholders Statement and form of written consent are being sent to Shareholders on or about March 6, 2002.

PURPOSE OF SOLICITATION OF CONSENT

The Company's Board of Director has passed a resolution calling for the amendment of the Company's Articles of Incorporation. The Company's Board of Directors is soliciting consents in writing to authorize the proposed amendment which would change the name of the Company from Palal Mining Corporation to TexEn Oil & Gas Inc.

SOLICITATION OF WRITTEN CONSENTS

These solicitation materials are furnished in connection with the solicitation of written consents by the Board of Directors and management of the Company to be used as set forth herein. Under Nevada Law, the proposed amendment must be approved by a majority of the Company's stockholders of record.

The Company's Board of Directors has established the close of business on February 22, 2002, as the record date (the "Record Date") for determining the number of shareholders of record. On February 22, 2002, the Company had thirty million, two hundred ninety-nine thousand, two hundred fifty shares (30,299,250) shares outstanding and entitled to vote.

If written consents of a majority of the Company's stockholders as of March 6, 2002, are not received within forty-five (45) days of the date on which the Company first receives the written consent being solicited hereunder, then such written consents shall be null and void and the request for written consents of the shareholders for the approval of the proposed amendment to the Company's Articles of Incorporation shall be deemed to have failed. However, if written consents from a majority of the Company's stockholders of record (less any such previously delivered written consents that may have been rescinded by delivery of a written notice of rescission to the Company) are received within such forty-five (45) day period, then the proposed amendment to the Company's Articles of Incorporation shall be approved.

Officers and Directors of the Company are expected to execute consents in favor of the foregoing action.

REVOCATION OF WRITTEN CONSENTS

Any shareholder has the power to revoke his or her written consent at any time, by the written notice of a subsequently dated written consent form marked to indicate revocation of the previously granted written consent, received by the Company prior to the proposed amendment to the Articles of Incorporation becoming effective. The proposed amendment shall become effective at the time, if ever, that the Company receives written consents in favor of the proposed changes in the Company's Articles of Incorporation.

SUBMISSION OF WRITTEN CONSENTS

The Board of Directors of the Company has fixed the close the business on February 22, 2002, as the record date for determination of the shareholders of record entitled to notice of, and to submit written consents in respect of the proposed amendment to the Company's Articles of Incorporation. As of the record date there were thirty million, two hundred ninety-nine thousand, two hundred fifty shares (30,299,250) shares of Common Stock entitled to vote. Written consents representing a majority of those shares must be received in order to approve the proposed amendment.

INFORMATION CONCERNING VOTING

As of the close of business on February 22, 2002, the Company has authorized one hundred million shares (100,000,000) shares of one class of Common Stock and had outstanding thirty million, two hundred ninety-nine thousand, two hundred fifty shares (30,299,250) shares of one class of Common Stock. Only holders of record of the Company's Common Stock at the close of business on February 22, 2002 are entitled to notice and to submit written consents as solicited herein. Proposal No. 1 shall be decided upon by a majority vote of the total outstanding shares eligible to vote.

PROPOSAL 1

PROPOSED AMENDMENT TO THE COMPANY'S
CERTIFICATE OF INCORPORATION TO CHANGE
THE NAME OF THE COMPANY

The Board of Directors has determined that it would be in the best interest of the Company to change the name of the Company from Palal Mining Corporation to TexEn Oil & Gas Inc.

Reason for Proposal

Management believes that this change in the Company's name will more closely identify the Company with its new focus on oil and gas exploration, development and sales.

Required Vote

The proposed amendments require the consent of a majority of the thirty million, two hundred ninety-nine thousand, two hundred fifty shares (30,299,250) issued and outstanding shares of the Company's Common Stock as of February 22, 2002.

THE BOARD OF DIRECTORS RECOMMENDS THAT WRITTEN CONSENTS FOR THE ADOPTION OF THE AMENDMENTS TO THE ARTICLES OF INCORPORATION BE GRANTED.

WRITTEN CONSENT

This written consent is solicited on behalf of the Board of Directors.

The undersigned hereby consents to the adoption by the shareholders of Palal Mining Corporation (the "Company") of those certain resolutions adopted by the Company's Board of Directors on February 18, 2002, which will have the effect of changing the name of the Company from Palal Mining Corporation to TexEn Oil & Gas Inc.

The text of Proposal No. 1 for which this written consent is solicited is as follows:

RESOLVED that the Articles of Incorporation of this Corporation be amended by changing Article I thereof so that, as amended, such Article shall be and read as follows:

The name of this corporation is TexEn Oil & Gas Inc.

[ ]	The undersigned hereby consents to the foregoing resolution to authorize the change in the Company name to TexEn Oil & Gas Inc.
[ ]

The undersigned hereby refuses the written consent or revokes such written consent if it has been previously granted. A revocation of a previously granted written consent will only be effective if received by the Company prior to the date that the Company receives written consents in respect of a majority of the issued and outstanding shares of the Company's stock.

__________________________________________________________________________

Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person.

Dated this __________ day of _________________, 2002.

Label stating name of stockholder
and number of shares held.

________________________________
Signature

________________________________
Signature if held jointly.

PLEASE SIGN, DATE AND RETURN THIS WRITTEN CONSENT
PROMPTLY USING THE ENCLOSED ENVELOPE.